EXHIBIT 23


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 23, 1996 included in EG&G, Inc.'s Form 10-K for the fiscal year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.



                                   _________________________
                                   ARTHUR ANDERSEN LLP


Boston, Massachusetts

July 24, 1996